Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


               Consent of Ernst & Young LLP, Independent Auditors



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated October 6, 1995, in Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A No. 2-98491) and the related Prospectuses of Federated ARMs Fund, dated October 31, 1995.


                                                            /s/Ernst & Young LLP
Pittsburgh, Pennsylvania